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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) November 19, 2002
                                                 -------------------------------


                           THE CHROMALINE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          MINNESOTA                       000-25727               41-0730027
-----------------------------     -----------------------    -------------------
(State or other jurisdiction)     (Commission File Number)      (IRS Employer
      of incorporation                                       Identification No.)



            4832 GRAND AVENUE
            DULUTH, MINNESOTA                                      55807
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (218) 628-2217
                                                   -----------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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Item 4.    Changes in Registrant's Certifying Accountant.

                  Effective November 19, 2002, The Chromaline Corporation (the "Company") dismissed Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent auditors and engaged McGladrey & Pullen, LLP ("McGladrey") as the Company's independent auditors for the fiscal year ending December 31, 2002. Both the Company's Audit Committee and Board of Directors approved the dismissal of Deloitte & Touche and the engagement of McGladrey as the Company's independent auditors.

                  The reports of Deloitte & Touche on the Company's financial statements for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  During the fiscal years ended December 31, 2000 and December 31, 2001, and during the subsequent interim period, there have been no disagreements between the Company and Deloitte & Touche on any matter concerning accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte & Touche, would have caused Deloitte & Touche to make reference to the subject matter of the disagreement in connection with its reports.

                  The Company has provided a copy of the above disclosures to Deloitte & Touche. Attached as Exhibit 16 is a copy of Deloitte & Touche's letter dated November 22, 2002 stating Deloitte & Touche's agreement with said statements.

                  During the fiscal years ended December 31, 2000 and December 31, 2001 and the subsequent interim period through November 19, 2002, the Company has not consulted with McGladrey regarding either (1) the application of accounting principles to a specified completed or proposed transaction, or the type of opinion that might be rendered on the Company's financial statements or (2) any matter that was either the subject of a disagreement or reportable event as set forth in Item 304 (a) (2) (ii) of Regulation S-B.


Item 7.    Exhibits.

16 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated November 22, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       THE CHROMALINE CORPORATION



Date:  November 22, 2002               By /s/   William C. Ulland
                                          --------------------------------------
                                             William C. Ulland
                                              Chairman, Chief Executive Officer
                                              and President





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                                  EXHIBIT INDEX



No.             Exhibit                                           Page
---             -------                                           -----

16              Letter from Deloitte & Touche LLP to the          Filed
                Securities and Exchange Commission, dated         Electronically
                November 22, 2002.